Exhibit 99.1

 Tom Casey, Chairman and CEOTronox LimitedUBS Global Chemicals ConferenceSeptember 9, 2015  www.tronox.com

 Safe Harbor Statement  Statements in this release that are not historical are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. These and other risk factors are discussed in the company's filings with the Securities and Exchange Commission (SEC), including those under the heading entitled “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information or future developments.  2

Tronox TiO_2 – $600 million Incremental Cash Flow over 2015-2017 by Reducing Operating Costs and Working Capital

TiO_2 Cash Flow Improvement Compared to First Half 2015 Run Rate

	2015	2016	2017	Source of Savings
P&L Impact after Costs to Execute	60	110	175	Global supply chain savings; low cost country sourcing; restructuring, ~500 operational excellence Kaizen projects; technology driven efficiency and debottlenecking projects
Working Capital Reduction	100	130	5	Significant inventory reduction; sale of high quality TiO_2 feedstock inventory to non-pigment company to produce $35-37m cash over next 6 quarters
Partial Closure of Cooljarloo Mine		20		Partial closure of Cooljarloo mine in Australia planned by end of 2015
Cash Flow	**160**	**260**	**180**	
Cumulative Cash Flow	**160**	**420**	**600**	

- Tronox suspended production at 1 of 6 processing lines at our Hamilton pigment plant and 1 of 4 processing lines at our Kwinana pigment plant; curtailments represent ~15% of total pigment production; have also shut down one slag smelter at our KZN Sands operations which has reduced our slag production capacity by ~12%
- Positive FCF expected in 2016 after capital expenditures, interest expense and dividend payments
  - Cash generating strength of our operating businesses
  - Cash sourced from reductions in operating costs, working capital and capital expenditures
  - Cash surplus focused on deleveraging and providing for future growth of the company

TRONOX

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 4    Integrated TiO2 Value Chain  Titanium-Bearing Mineral Sands    Zircon    Ilmenite    Synthetic Rutile    TitaniumSlag    Pig Iron    Natural Rutile    Leucoxene      Feedstock   TiO2 Pigments   Markets

Tronox Alkali

- Tronox Alkali world's largest producer of natural soda ash used by customers in the glass, detergent and chemical mfg.
- Cash costs for US natural producer of soda ash ~35% less than lowest cost synthetic producer
- Enables U.S. natural soda ash producers to have sustainable competitive advantage on a delivered basis in Asia ex-China, Latin America and many other attractive markets in the world; also economically lessens threat of imports into United States

Adj. EBITDA[1] ($MM)



$147
$180
$191
$159
$173
23%
26%
26%
21%
22%
2010
2011
2012
2013
2014

Free Cash Flow Conversion [1] [2]



76%
75%
73%
73%
73%
2010
2011
2012
2013
2014

- Current annual EBITDA rate in $175-$200m range; accretive to earnings and free cash flow in 2Q15, its first quarter within Tronox
- Tronox Limited is now a stronger company with:
  - Greater scale and more stable revenue, cash flow and EBITDA
  - Higher net income and free cash flow
  - Higher U.S. income enabling accelerated use of our tax attributes
  - More diversified end-market exposure and greater participation in faster growing economies

(1) FMC Corporation basis
(2) FCF = Adj. EBITDA - Capex

TRONOX

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Alkali Chemicals - Accretion and Cost Savings

- In first full year following closing, expected to:
  - be more than $0.50 accretive to EPS
  - generate ~$130 million incremental operating cash flow; and
  - realize $30 million after-tax cash savings in year 1; $60 million after-tax cash savings in year 3

Year 1
$30 million


10%
90%

Global Supply Chain
- Transportation - rail, trucking and ocean
- Distribution efficiencies
- Procurement - energy, chemicals, packaging, contractor services and MRO

Tax Savings
- Total value > $300 million
- 90% of Year 1 savings
- 55% Year 3 savings

Year 3
$60 million


55%
45%

- Essentially 100% of Alkali Chemicals' revenue is booked in the U.S., enabling us to utilize our U.S. tax attributes to offset Alkali Chemicals' pre-tax income raising net income and cash flow

TRONOX
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Liquidity Profile  7  $972m net working capital and $610m incremental liquidity available as of 30 June 2015  Available Liquidity  Net Working Capital  Current Assets     Cash and cash equivalents   $ 205    Accounts receivable  472   Inventories, net  780   Prepaid and other assets  75   Total Current Assets   $ 1,532         Current Liabilities     Accounts Payable   $ 203   Accrued Liabilities  156   Short-Term Debt  150   Long-Term Debt due within one year  17   Deferred, Tax payable  34   Total Current Liabilities   $ 560         Net Working Capital   $ 972         Current Assets/Current Liabilities  2.74

 Debt Maturities and Financial Maintenance Covenants  No meaningful maturities until 2020; annual 1% payment on term loanNo financial maintenance covenants on term loan or high yield notes48% of total indebtedness set at a fixed rate     Maturity  Rate  2Q15  $500M ABL Revolver  2020  L+1.50%   150   1.3B ZAR ABSA Revolver  2017  J+3.90%   -   Term Loan   2020  L(1%)+3.25%   1,468   6.375% High Yield Notes   2020  6.38%   900   7.5% High Yield Notes   2022  7.50%   600   Tiwest Cogen  2016  6.50%   2   SA Lease  Various  14.39%   21   Total Indebtedness         3,141  1 Excludes unamortized discount   8

 Tronox Strategic Focus  Tronox has transitioned to stronger model with the operation of two vertically integrated businesses2015 a transitional year for TiO2 -- continued challenges in the global market, however, industry appears to be responding to changes in global demand caused by slowing of Chinese economyProduction facilities for pigment and feedstocks being shut down / others reducing production levels; inventories being reduced upstream / downstream; should accelerate turn to improved supply-demand balanceIncreasing cash generation of TiO2 and Alkali; focused on deleveraging, dividend payment and providing for future growth of the company Tronox today has multiple components to our value proposition:Turn in the TiO2 market -- plus leverage to upturn through positions both upstream and downstreamStability and cash generation of our Alkali businessIncreasing cash generation through reductions in operating costs, working capital and capital expenditures$9.8 billion portfolio of tax attributesRegular quarterly dividend currently yielding 14%View ourselves as a consolidator in the TiO2 market and continue to evaluate opportunities 12th straight quarter, Board declared quarterly dividend of $0.25 per share; currently yielding > 4%

 www.tronox.com